UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2024

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Reports on Form 8-K filed by Neuronetics, Inc. (“Neuronetics” or the “Company”) with the Securities and Exchange Commission (the “SEC”), the Company entered into an Arrangement Agreement on August 11, 2024 (the “Arrangement Agreement”), with Greenbrook TMS Inc. (“Greenbrook”), pursuant to which the Company agreed to acquire all of the issued and outstanding common shares of Greenbrook (the “Greenbrook Shares”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (Ontario) (the “Arrangement”). The Arrangement was effective as of December 9, 2024.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 25, 2024, the Company entered into a Credit Agreement and Guaranty with Perceptive Credit Holdings IV, LP, (“Perceptive”) as collateral agent and other lenders defined in the agreement (the “Perceptive Facility”).

As of December 9, 2024, the Company entered into that certain Consent and Amendment No. 1 to Credit Agreement and Guaranty (the “Amendment”) and Warrant Certificate (the “Warrant”). The Amendment (i) permits the Company to borrow a Tranche 3 Loan in a principal amount of $10,000,000 and use the proceeds to finance, in part, the operations of the combined enterprise after the consummation of the Arrangement, and (ii) sets forth new net revenue covenants. The Warrant Certificate is exercisable into 600,000 shares of the Company’s common stock.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note is incorporated by reference herein.

Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, effective as of December 9, 2024, each Greenbrook Share outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) was converted automatically into the right to receive 0.01021 of a share of common stock of the Company, par value $0.01 per share (the “Common Stock”). Greenbrook filed Articles of Arrangement under the Business Corporations Act (Ontario) on December 9, 2024 and received a Certificate of Arrangement with an effective date of December 9, 2024 on December 10, 2024.

At the Effective Time, (i) each Greenbrook option to purchase Greenbrook Shares (a “Greenbrook Option”) issued under Greenbrook’s Amended and Restated Omnibus Equity Incentive Plan, last amended May 6, 2021 (as amended, the “Greenbrook Omnibus Plan”) (whether vested or unvested) outstanding immediately prior to the Effective Time, will be deemed to be surrendered for cancellation and transferred to Greenbrook in consideration for the issuance by Greenbrook of that number of Greenbrook Shares (“Net Option Surrender Shares”), if any, equal to, rounded down to the nearest whole share: (a) the number of Greenbrook Shares subject to such Greenbrook Option immediately prior to the Effective Time minus (b) the number of Greenbrook Shares that, when multiplied by the closing price of a Greenbrook Share on the OTCQB Market, operated by OTC Markets Group Inc. (the “OTCQB Market”) on the trading day immediately preceding the Effective Date, is equal to the aggregate exercise price of such Greenbrook Option (and in the event that such number of Greenbrook Shares is negative, it shall be deemed to be zero), and the holder of the Greenbrook Option will be deemed to be the holder of such number of Net Option Surrender Shares, but the holder of such Greenbrook Option will not be entitled to a certificate or other document representing the Net Option Surrender Shares so issued; (ii) each Greenbrook performance share unit (a “Greenbrook PSU”) and restricted share unit (a “Greenbrook RSU”) issued pursuant to the Greenbrook Omnibus Plan, that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be immediately be cancelled for no consideration and the holder thereof shall no longer have any rights thereto; and (iii) each Greenbrook deferred share unit (a “Greenbrook DSU”) issued pursuant to Greenbrook’s Deferred Share Unit Plan, adopted on May 6, 2021 (as amended, the “Greenbrook DSU Plan”) that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Greenbrook DSU will, without any further action by or on behalf of the holder of such Greenbrook DSU, be deemed to be assigned and transferred by such holder to Greenbrook and will immediately be cancelled in exchange for: (y) if the closing price of a Greenbrook Share on the OTCQB Market on the trading day immediately preceding the Effective Date (the “Effective Date Market Price”) is less than or equal to $0.0846 (the “Minimum Price”), a cash payment equal to the Effective Date Market Price; and (z) if the Effective Date Market Price is greater than the Minimum Price, at the election of Neuronetics, either (A) a cash payment equal to the Effective Date Market Price, or (B) such number of Neuronetics Shares equal to the Effective Date Market Price divided by the closing price of a Neuronetics Share on Nasdaq on the trading day immediately preceding the Effective Date, less any applicable withholdings pursuant to the Plan of Arrangement.

The foregoing summary description of the completion of the Arrangement does not purport to be complete and is qualified in its entirety by reference to the terms of (i) the Arrangement Agreement, which was filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company with the SEC on August 13, 2024, and is incorporated by reference into this Item 2.01.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02.

The Common Stock issued by the Company in connection with the Arrangement was issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act based on the final order of the Supreme Court of Ontario issued on November 15, 2024, approving the Plan of Arrangement following a hearing by the court which considered, among other things, the fairness of the Arrangement to the persons affected.

Item 5.02	Departure of Directors; Election of Directors

On December 10, 2024, the board of directors of the Company (the “Board”) increased the number of directors on the Board from five (5) to seven (7) and appointed Sasha Cucuz and Avinash Amin, M.D.

Sasha Cucuz, age 47, has been the CEO of Greybrook Securities Inc. since 2012. Mr. Cucuz is responsible for leading the firm’s capital markets and real estate investment strategies. Under his leadership and on behalf of its L.P.’s in over 30 countries, Greybrook’s portfolio has grown to include over 110 multi-family and residential development projects and over $40 billion worth of estimated completion value. Mr. Cucuz has co-chaired Greybrook’s Investment and Project Advisory Committees since 2005 which are responsible for approving new acquisitions and actively managing all existing project partnerships. From 2011 to 2013, Mr. Cucuz served as the President of Greybrook Health, where Mr. Cucuz played a role in several portfolio acquisitions including MacuHealth, Bruder Healthcare and TearLab, as well as the launch of Greenbrook TMS (NASDAQ: GBNH; TSX: GTMS), a leading provider of TMS therapy, an FDA-cleared, non-invasive therapy for the treatment of a major depressive disorder. Mr. Cucuz has held various other board positions, including Chair of Greybrook Securities since 2005, Chair of Blue Genes Foundation since 2018, Chair of Greybrook Health Inc. since 2010 and Director and Chair of the Compensation & Nomination Committee and Member of the Audit Committee of Neupath Health Inc. since 2020. In 2020, he led the launch of Delos Canada, as well as Greybrook’s investment in Delos Living, LLC a global leader in the health and building sciences. Mr. Cucuz studied Economics at York University. The Board believes Mr. Cucuz’s financial and managerial experience as co-founder of Greenbrook, as well as his experience serving on the board of directors of other companies qualifies him to serve as a director on the Board.

Avinash Amin, MD, age 54, has served as the Managing Partner of Madryn Asset Management, LP, a leading alternative asset management firm that invests in innovative healthcare companies, since 2017. Prior to forming Madryn Asset Management, LP, Dr. Amin was a Partner at Visium Fund Management, LP, an investment management firm, where he was the head of the fund’s New York office and was responsible for structured debt, growth equity, and royalty investments in the healthcare industry, from 2014 through 2017. From 2009 through 2014, Dr. Amin was a Managing Director at Siguler Guff & Company, LP, a multi-strategy private equity firm. At Siguler Guff & Company, LP, Dr. Amin headed the firm’s healthcare investment strategy and was responsible for sourcing and leading healthcare investments including royalty monetizations, specialty financings, and buyout/growth equity transactions in both developed and emerging economies. Prior to Siguler Guff & Company, LP, Dr. Amin headed the private equity advisory business of Summit Strategies Group. Prior to joining the financial services industry, Dr. Amin served as the Vice President, Chief Clinical Officer at Novactyl, Inc., from 2000 to 2005. Dr. Amin holds several board positions, including serving as director of Calibrate Health since 2023 – a telemedicine company specializing in sustainable weight loss through metabolic health improvement; a director of Willow Innovations since January 2024 – a company dedicated to empowering mothers with innovative solutions that provide freedom and flexibility during their breastfeeding journey; and a director of BioQ Pharma since 2023 – a specialty pharmaceutical company focused on developing and commercializing ready-to-use infusible pharmaceuticals. Dr. Amin earned an MD from Washington University in St. Louis, Missouri, where he completed his residency and practiced as a physician, and an MHA and a BA in classics from Washington University in St. Louis. Dr. Amin is board certified in Internal Medicine. The Board believes that Dr. Amin’s medical background and extensive experience in the financial services industry qualify him to serve as a director on the Board.

In connection with their appointments to the Board, on December 10, 2024, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of Sasha Cucuz and Avinash Amin, M.D. on substantially the same terms as the agreements previously entered between the Company and each of its other directors. The form of indemnification agreement entered into between the Company and each of its directors is filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed on March 8, 2024, and is incorporated herein by reference. The Indemnification Agreements provide customary indemnification protections to the indemnitees, including indemnification against all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred (subject to customary limitations).

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2024, the Company’s amended the Ninth Amended and Restated Certificate of Incorporation in connection with the Arrangement and in accordance with the terms of the Arrangement Agreement (the “Charter Amendment”). The Charter Amendment increases the number of authorized shares of Neuronetics common stock from 200,000,000 shares to 250,000,000 shares, such share authorization having been approved at the Company’s special meeting of stockholders held on November 8, 2024.

The foregoing summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

Press Release

On December 10, 2024, the Company issued a press release announcing the closing of the Arrangement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.1) is being furnished pursuant to Item 8.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The Company will file the financial statements required by this item in connection with the Arrangement by amendment to this Current Report on Form 8-K to be filed no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

(b) Pro Forma Financial Information

The Company will file the pro forma financial information required by this item in connection with the Arrangement by amendment to this Current Report on Form 8-K to be filed no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

(d) Exhibits

Exhibit Number	Description

2.1*	Arrangement Agreement by and between Neuronetics and Greenbrook dated August 11, 2024 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 13, 2024)

3.1	Certificate of Amendment of Ninth Amended and Restated Certificate of Incorporation

10.1	Form of Indemnification Agreement between the Registrant and its non-employee directors and officers (incorporated by reference to Exhibit 10.3 of the Company’s Annual Report on Form 10-K filed with the SEC on March 8, 2024).

10.2	Consent and Amendment No. 1 to Credit Agreement and Guaranty and Warrant Certificate dated December 9, 2024

99.1	Press Release dated December 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: December 10, 2024	By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
	Title:	EVP, GC & Chief Compliance Officer